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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549




                                   FORM 8-K



                                CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 11, 1998






                          GOLDEN STATE HOLDINGS INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                  DELAWARE                    APPLIED FOR       13-3990512
         (STATE OR OTHER JURISDICTION        (COMMISSION      (IRS EMPLOYER
                OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)
                135 MAIN STREET
          SAN FRANCISCO, CALIFORNIA                               94105
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (415) 904-1100
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                     NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)








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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On September 11, 1998, Golden State Bancorp Inc., a Delaware corporation ("Golden State"), and its subsidiaries consummated the transactions contemplated by the Agreement and Plan of Reorganization, dated as of February 4, 1998, as amended (the "Agreement"), by and among Golden State, Golden State Financial Corporation, a Delaware corporation and a wholly-owned subsidiary of Golden State ("Golden State Financial"), First Nationwide (Parent) Holdings Inc., a Delaware corporation ("Parent Holdings"), First Nationwide Holdings Inc., a Delaware corporation ("FNH"), First Gibraltar Holdings Inc., a Delaware corporation and the sole stockholder of Parent Holdings ("FGH"), and Hunter's Glen/Ford, Ltd., a Texas limited partnership ("Hunter's Glen").

     Pursuant to the Agreement, FNH merged with and into Golden State Financial (the "FNH Merger"), Parent Holdings merged with and into Golden State (the "Golden State Merger"), and Glendale Federal Bank, Federal Savings Bank, an indirect subsidiary of Golden State ("Glendale Federal"), merged (the "Subsidiary Bank Merger") with and into California Federal Bank, A Federal Savings Bank, an indirect subsidiary of FNH ("Cal Fed"). The Golden State Merger and the FNH Merger are sometimes referred to herein collectively as the "Holding Company Mergers," and the Holding Company Mergers and the Subsidiary Bank Merger are sometimes referred to herein collectively as the "Mergers." Immediately prior to the consummation of the Mergers, FNH contributed all of its assets, including all of the outstanding common stock of Cal Fed, to, and its long-term debt was assumed by, Golden State Holdings Inc. (formerly New First Nationwide Holdings Inc.), a Delaware corporation and a wholly owned subsidiary of FNH. FNH formerly was owned 80% by Parent Holdings and 20% by Hunter's Glen. Parent Holdings formerly was an indirect wholly owned subsidiary of MacAndrews & Forbes Holdings Inc. Hunter's Glen is a limited partnership controlled by Gerald J. Ford, the Chairman and Chief Executive Officer of Cal Fed.

     Pursuant to the Agreement, FGH and Hunter's Glen received at the closing of the Holding Company Mergers, in consideration of their interests as stockholders of Parent Holdings and FNH, certificates representing 41 million and 15.6 million shares, respectively, of common stock, par value $1.00 per share, of Golden State ("Common Stock"), as determined pursuant to a formula set forth in the Agreement. The number of shares covered by the share certificates issued to FGH and Hunter's Glen at the closing was calculated based on the number of outstanding securities of Golden State as of September 8, 1998. The number of shares of Common Stock which FGH and Hunter's Glen are entitled to receive upon consummation of the Holding Company Mergers pursuant to the Agreement was recalculated pursuant to the Agreement based on the number of outstanding securities of Golden State as of the close of business on September 11, 1998, and FGH and Hunter's Glen will be issued certificates representing 7,503 and 1,876 additional shares of Common Stock, which FGH and Hunter's Glen, respectively, are so entitled to receive based on such recalculation.

     In addition, the Agreement provides that FGH and Hunter's Glen will be entitled to receive contingent consideration, through the issuance by Golden State of additional shares of Common Stock to FGH and Hunter's Glen following consummation of the Mergers, based on (i) the use by the combined company of certain potential tax benefits resulting from certain net operating loss carryforwards of the consolidated group of which Parent Holdings was a part, and the realization of certain other potential tax assets and liabilities of Golden State and Parent Holdings and (ii) Cal Fed's net after-tax recovery in certain specified litigation, including a percentage of the net after-tax recovery, if any, in Cal Fed's goodwill litigation against the United States (following payment by Cal Fed of all amounts due to the holders of its contingent litigation recovery participation interests and its secondary contingent litigation recovery participation interests and the retention of certain amounts of such recovery by the combined company). The issuance of such contingent consideration to FGH and Hunter's Glen will reduce the proportion of the outstanding Common Stock owned by existing Golden State stockholders and will correspondingly increase the proportion of the outstanding Common Stock owned by FGH and Hunter's Glen. The foregoing summary of the provisions of the Agreement relating to the contingent consideration payable to FGH and Hunter's Glen following the Mergers does not purport to be complete and is qualified by reference to the specific terms of the Agreement, included as Exhibits 2.1 and
2.2 to this Current Report on Form 8-K.

     The board of directors of Golden State Holdings Inc. consists of the following four directors: Ronald O. Perelman, Gerald J. Ford, Howard Gittis and Carl B. Webb.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     The following exhibits are filed as part of this report:



 2.1     Agreement and Plan of Reorganization, dated as of February 4, 1998, by and among First
         Nationwide (Parent) Holdings Inc., First Nationwide Holdings Inc., First Gibraltar Holdings
         Inc., Hunter's Glen/Ford, Ltd., Golden State Bancorp Inc. and Golden State Financial
         Corporation (incorporated by reference to Exhibit 2.1 to Golden State's Form 8-K dated
         February 4, 1998).
 2.2     Amendment No. 1, dated as of July 13, 1998, to the Agreement and Plan of Reorganization,
         dated as of February 4, 1998, by and among First Nationwide (Parent) Holdings Inc., First
         Nationwide Holdings Inc., First Gibraltar Holdings Inc., Hunter's Glen/Ford, Ltd., Golden
         State Bancorp Inc. and Golden State Financial Corporation
23.1     (a) Consent of KPMG Peat Marwick LLP (Los Angeles)
         (b) Consent of KPMG Peat Marwick LLP (Dallas)
99.1     (a) Financial Statements of Business Acquired.
         (i)  The following financial statements for Glendale Federal at June 30, 1998 and 1997, and for
              the years ended June 30, 1998, 1997 and 1996 are set forth in Exhibit 99.1(a)(i) hereto:
              Independent Auditors' Report
              Consolidated Statements of Financial Condition
              Consolidated Statements of Operations
              Consolidated Statements of Stockholder's Equity
              Consolidated Statements of Cash Flows
              Notes to Consolidated Financial Statements
         (ii) The following financial statements for FNH at December 31, 1997 and 1996, and for the
              years ended December 31, 1997, 1996 and 1995 are incorporated by reference to the
              Registrant's Annual Report on Form 10-K for the year ended December 31, 1997, dated
              March 25, 1998:
              Independent Auditors' Report
              Consolidated Balance Sheets
              Consolidated Statements of Income
              Consolidated Statements of Comprehensive Income
              Consolidated Statements of Stockholders' Equity
              Consolidated Statements of Cash Flows
              Notes to Consolidated Financial Statements

         (iii) The following unaudited financial statements for FNH at June 30, 1998 and for the six months ended June 30, 1998 and 1997 are incorporated by reference to the Registrant's
               Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, dated August 13,
               1998:
               Unaudited Consolidated Balance Sheets
               Unaudited Consolidated Statements of Income
               Unaudited Consolidated Statement of Comprehensive Income
               Unaudited Consolidated Statements of Stockholders' Equity
               Unaudited Consolidated Statements of Cash Flows
               Notes to Unaudited Consolidated Financial Statements
         (b)   Pro Forma Financial Information.
               The following unaudited pro forma condensed combined financial statements at June 30,
               1998 are set forth in Exhibit 99.1(b) hereto:
               Pro Forma Condensed Combined Statement of Financial Condition at June 30, 1998
               (Unaudited)
               Pro Forma Condensed Combined Statement of Operations for the six months ended June
               30, 1998 (Unaudited)
               Pro Forma Condensed Combined Statement of Operations for the year ended December
               31, 1997 (Unaudited)

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated: September 25, 1998



                                        GOLDEN STATE HOLDINGS INC.


                                        By: /s/ Richard H. Terzian
                                           ------------------------------------

                                           Name: Richard H. Terzian

                                           Title: Executive Vice
                                           President and Chief Financial
                                           Officer

                                 EXHIBIT INDEX




  EXHIBIT
  NUMBER                                      DESCRIPTION                                     PAGE
---------- --------------------------------------------------------------------------------- -----
  2.1      Agreement and Plan of Reorganization, dated as of February 4, 1998, by and among First Nationwide (Parent) Holdings Inc., First Nationwide Holdings Inc.,
           First Gibraltar Holdings Inc., Hunter's Glen/Ford, Ltd., Golden State Bancorp
           Inc. and Golden State Financial Corporation (incorporated by reference to
           Exhibit 2.1 to Golden State's Form 8-K dated February 4, 1998).
  2.2      Amendment No. 1, dated as of July 13, 1998, to the Agreement and Plan of
           Reorganization, dated as of February 4, 1998, by and among First Nationwide
           (Parent) Holdings Inc., First Nationwide Holdings Inc., First Gibraltar Holdings
           Inc., Hunter's Glen/Ford, Ltd., Golden State Bancorp Inc. and Golden State
           Financial Corporation.
 23.1      (a) Consent of KPMG Peat Marwick LLP (Los Angeles)
           (b) Consent of KPMG Peat Marwick LLP (Dallas)
 99.1      (a) Financial Statements of Business Acquired.
           (i)  The following financial statements for Glendale Federal at June 30, 1998 and 1997, and for the years ended June 30, 1998, 1997 and 1996 are set forth in Exhibit 99.1(a)(i) hereto:
                Independent Auditors' Report
                Consolidated Statements of Financial Condition
                Consolidated Statements of Operations
                Consolidated Statements of Stockholder's Equity
                Consolidated Statements of Cash Flows
                Notes to Consolidated Financial Statements
           (ii) The following financial statements for FNH at December 31, 1997 and
                1996, and for the years ended December 31, 1997, 1996 and 1995 are incorporated by reference to the Registrant's Annual Report on Form
                10-K for the year ended December 31, 1997, dated March 25, 1998:
                Independent Auditors' Report
                Consolidated Balance Sheets
                Consolidated Statements of Income
                Consolidated Statements of Comprehensive Income
                Consolidated Statements of Stockholders' Equity
                Consolidated Statements of Cash Flows
                Notes to Consolidated Financial Statements

 EXHIBIT
 NUMBER                                     DESCRIPTION                                    PAGE
-------- -------------------------------------------------------------------------------- -----
         (iii) The following unaudited financial statements for FNH at June 30, 1998 and for the six months ended June 30, 1998 and 1997 are incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the
               quarter ended June 30, 1998, dated August 13, 1998:
               Unaudited Consolidated Balance Sheets
               Unaudited Consolidated Statements of Income
               Unaudited Consolidated Statement of Comprehensive Income
               Unaudited Consolidated Statements of Stockholders' Equity
               Unaudited Consolidated Statements of Cash Flows
               Notes to Unaudited Consolidated Financial Statements
         (b)   Pro Forma Financial Information.
               The following unaudited pro forma condensed combined financial statements at June 30, 1998 are set forth in Exhibit 99.1(b) hereto:
               Pro Forma Condensed Combined Statement of Financial Condition at June
               30, 1998 (Unaudited)
               Pro Forma Condensed Combined Statement of Operations for the six
               months ended June 30, 1998 (Unaudited)
               Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997 (Unaudited)